                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934







                                 AUGUST 30, 2002
                Date of Report (Date of earliest event reported)








                         Commission file number 1-10841

                              GREYHOUND LINES, INC.
              and its Subsidiaries identified in Footnote (1) below
             (Exact name of registrant as specified in its charter)




                 DELAWARE                                   86-0572343
     (State or other jurisdiction of                     (I.R.S. employer
      incorporation or organization)                    identification no.)


    15110 N. DALLAS PARKWAY, SUITE 600
               DALLAS, TEXAS                                   75248
 (Address of principal executive offices)                   (Zip code)


                                 (972) 789-7000
              (Registrant's telephone number, including area code)



                                      NONE
              (Former name, former address and former fiscal year,
                          if changed since last report)





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CO-REGISTRANTS

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

                                                                                    I.R.S. EMPLOYER    JURISDICTION
                                                              COMMISSION             IDENTIFICATION         OF
NAME                                                           FILE NO.                    NO.            INCORP.
----                                                          -----------           ---------------    ------------

Atlantic Greyhound Lines of Virginia, Inc.                   333-27267-01              58-0869571        Virginia

GLI Holding Company                                          333-27267-04              75-2146309        Delaware

Greyhound de Mexico, S.A. de C.V.                            333-27267-05                 None           Republic of
                                                                                                         Mexico

Sistema Internacional de Transporte de Autobuses, Inc.       333-27267-08              75-2548617        Delaware
802 Commerce Street, 3rd Floor
Dallas, Texas 75201
(214) 849-8616

Texas, New Mexico & Oklahoma Coaches, Inc.                   333-27267-10              75-0605295        Delaware
1313 13th Street
Lubbock, Texas 79408
(806) 763-5389

T.N.M. & O. Tours, Inc.                                      333-27267-11              75-1188694        Texas
(Same as Texas, New Mexico & Oklahoma Coaches, Inc.)

Vermont Transit Co., Inc.                                    333-27267-12              03-0164980        Vermont
345 Pine Street
Burlington, Vermont 05401
(802) 862-9671


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                     GREYHOUND LINES, INC. AND SUBSIDIARIES


ITEM 5. OTHER EVENTS

In December 2001, Gonzalez, Inc. d/b/a Golden State Transportation ("Golden State") and 22 current and former employees and agents of Golden State were indicted as part of a 42-count federal criminal proceeding. The case, filed before the United States District Court for the District of Arizona, is styled U.S. v. Gonzalez, Inc, et al., Case No. CR 01-1696-TUC-RCC. On September 4, 2002, a superseding indictment was issued in this proceeding adding 32 additional criminal counts against Golden State and certain individual defendants, including two newly indicted defendants. The indictment alleges that the defendants were engaged in a conspiracy, spanning over a two-year period, to transport and harbor illegal aliens within the United States and to launder money.

Golden State has pleaded, or is expected to plead, not guilty to the charges and no trial date has been set for this case. Golden State is currently in the process of obtaining and assessing the significant volume of evidence amassed by the Government. At this stage in the proceeding, the probable outcome of this case cannot be predicted.

Greyhound Lines, Inc. and subsidiaries (the "Company") have a 51.4% ownership interest in Golden State. The Company also leased 40 buses to Golden State (the "Lease Buses") and guarantees third party leases of an additional 27 of Golden State's buses (the "Guarantee Buses"). In addition, the Company has receivables due from Golden State.

As part of the original indictment, the U.S. Government has sought a forfeiture of substantially all of Golden State's assets and obtained a restraining order restricting access to bank accounts and restraining all vehicles. On July 2, 2002, the restraining order was lifted entirely as to Golden State's bank accounts and future cash receipts. Most of the leased vehicles have also been released from the restraining order. On August 20, 2002, the Government filed an in rem civil forfeiture action against the parcels of real property owned by Golden State. The case, filed before the United States District Court for the District of Arizona, is styled U.S. v. 130 North 35th Avenue, Phoenix, Arizona, et al., Case No. CV 02-409-TUC-DCB.

Although Golden State continued to operate following the original indictment, the resultant legal costs and a decline in business consumed substantially all available cash. Golden State was in the process of implementing a plan to restructure their operations in a manner that would improve profitability and cash flow. However, the Government's potential forfeiture claims impaired Golden State's ability to raise money utilizing their real property. Faced with funding insurance renewal premiums in advance and a lack of immediate working capital, Golden State ceased operations effective August 30, 2002.

During the third quarter the Company anticipates recording an estimated $4 million in pre-tax charges principally from the write-off of the investment in, and accounts receivable due from, Golden State. As a result of defaults under the bus leases between Golden State and the Company, Golden State has returned the Lease Buses to the Company. Additionally, the Company is negotiating to assign the leases on the Guarantee Buses to the Company. The Company intends to retain the buses for use in revenue service.

The disclosures and estimates above are based upon the best available information and judgements of management at this time. Those judgements may change as additional information becomes available which could result in the ultimate resolution of the matter being materially different than current expectations.


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
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 13, 2002

                                GREYHOUND LINES, INC.

                                By:  /s/ Jeffrey W. Sanders
                                     -------------------------------------------
                                         Jeffrey W. Sanders
                                         Senior Vice President and Chief
                                         Financial Officer

                                ATLANTIC GREYHOUND LINES OF
                                VIRGINIA, INC.

                                By:  /s/ Jeffrey W. Sanders
                                     -------------------------------------------
                                         Jeffrey W. Sanders
                                         Senior Vice President and Chief
                                         Financial Officer

                                GLI HOLDING COMPANY

                                By:  /s/ Jeffrey W. Sanders
                                     -------------------------------------------
                                         Jeffrey W. Sanders
                                         Senior Vice President and Chief
                                         Financial Officer

                                GREYHOUND de MEXICO, S.A. de C.V.

                                By:  /s/ Cheryl W. Farmer
                                     -------------------------------------------
                                         Cheryl W. Farmer
                                         Examiner

                                SISTEMA INTERNACIONAL de TRANSPORTE de
                                AUTOBUSES, INC.

                                By:  /s/ Cheryl W. Farmer
                                     -------------------------------------------
                                         Cheryl W. Farmer
                                         Senior Vice President and Chief
                                         Financial Officer

                                TEXAS, NEW MEXICO & OKLAHOMA
                                COACHES, INC.

                                By:  /s/ Jeffrey W. Sanders
                                     -------------------------------------------
                                         Jeffrey W. Sanders
                                         Senior Vice President and Chief
                                         Financial Officer

                                T.N.M. & O. TOURS, INC.

                                By:  /s/ Jeffrey W. Sanders
                                     -------------------------------------------
                                         Jeffrey W. Sanders
                                         Senior Vice President and Chief
                                         Financial Officer

                                VERMONT TRANSIT CO., INC.

                                By:  /s/ Jeffrey W. Sanders
                                     -------------------------------------------
                                         Jeffrey W. Sanders
                                         Senior Vice President and Chief
                                         Financial Officer


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